ADVANCED DRAINAGE SYSTEMS ELECTS ANESA T. CHAIBI TO BOARD OF DIRECTORS

HILLIARD, Ohio – (July 24, 2020) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of stormwater and onsite septic wastewater management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced that Anesa T. Chaibi has been elected to its Board of Directors at the Company’s Annual Meeting of Stockholders (“Annual Meeting”), effective immediately. The addition of Ms. Chaibi increases the size of the Board from 10 to 11 directors.

“We are delighted to welcome Anesa to our Board of Directors,” said Robert Kidder, Chairman of the Board of Directors. “Anesa brings an extraordinary breadth of leadership experience in industrial distribution, manufacturing, and services. She has a proven track record of successfully leading some of the world’s largest distribution and industrial companies through periods of transformation, change and growth. I am confident that Anesa's deep knowledge set, relevant experience and broad expertise will complement and enhance an already strong Board.”

Ms. Chaibi has over 30 years of leadership experience across a variety of business functions including manufacturing, operations, sales and marketing, strategy, global sourcing, and Six Sigma Quality. Ms. Chaibi currently serves as an industry advisor in the Industrial and Business Services Group at Warburg Pincus, a leading global private equity firm focused on growth investing. From 2016 until 2019, she served as the CEO of Optimas Solutions, a private equity-backed, global provider of integrated supply chain solutions and engineering support focused on delivering highly engineered custom fasteners and other "C" Class components to various industries. Prior to Optimas Solutions, Ms. Chaibi served as President and CEO of the Facilities Maintenance segment of HD Supply Holdings, Inc. (NASDAQ: HDS), one of the largest industrial distributors in North America. During her decade-long tenure there, Ms. Chaibi transformed the business through a number of acquisitions, integrations, divestitures and a major ERP deployment while at the same time growing the business profitability. Prior to HD Supply, Ms. Chaibi spent 16 years serving as a business leader within several segments of General Electric (NYSE:GE), including Silicones, Plastics, Power Systems, Industrial Systems, Water & Process Technologies and Infrastructure. Additionally, Ms. Chaibi serves on the Board of Directors for Regal Beloit Corporation (NYSE:RBC), a global manufacturer of electric motors, mechanical and electrical motion controls, as

Director and Chair of the Compensation & Human Resources Committee and served as a Member of the Corporate Governance & Director Affairs.

Ms. Chaibi holds a B.S. in Chemical Engineering from West Virginia University and a Master of Business Administration from the Fuqua School of Business at Duke University.

About the Company

Advanced Drainage Systems is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, overall product breadth and scale and manufacturing excellence. Founded in 1966, the Company operates a global network of approximately 55 manufacturing plants and over 30 distribution centers. To learn more about ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including the adverse impact on the U.S. and global economy of the COVID-19 global pandemic, and the impact of COVID-19 in the near, medium and long-term on our business, results of operations, financial position, liquidity or cash flows, and other factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; our ability to continue to convert current demand for concrete, steel and polyvinyl chloride (“PVC”) pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of any claims, litigation, investigations or proceedings; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting, including remediation of the control environment for our joint venture affiliate ADS Mexicana, S.A. de C.V.; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets, including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; fluctuations in our effective tax rate; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; any delay in the filing of any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally; and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor / Media Contact

Advanced Drainage Systems

Michael Higgins, 614-658-0050

Mike.Higgins@ads-pipe.com